UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange

Act of 1934

Date of Report (Date of Earliest Event Reported):

February 1, 2013

MEASUREMENT SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1000 Lucas Way, Hampton, VA 23666

(Address of principal executive offices) (Zip Code)

(757) 766-1500

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2013, the Company entered into Amendment No. 4 to the Credit Agreement (the “Credit Agreement Amendment”) among the Company, the financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent to amend the Company’s senior secured facility (the “Senior Secured Facility”) under that certain Credit Agreement dated as of June 1, 2010, among the Company, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent. The Credit Agreement Amendment increased the aggregate commitment to $185,000 from $110,000, reset the accordion feature to $75,000 for future expansion and added PNC Bank to the group of lenders.

On February 1, 2013, the Company entered into a Fourth Amendment to Note Purchase Agreement (the “Prudential Amendment”) among Prudential Insurance Company of America (“Prudential”) other note-holders party thereto, the Company, and certain subsidiaries of the Company party thereto to amend that certain Note Purchase and Private Shelf Agreement dated June 1, 2010, among the Company, Prudential and other note-holders party thereto (the “Note Purchase Agreement”). The Prudential Amendment amended the Note Purchase Agreement to provided conformity with the Credit Agreement Amendment since the Prudential Shelf Agreement is on a pari passu (equal force) basis with the Senior Secured Facility.

The Credit Agreement Amendment and Prudential Amendment are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference. The foregoing summary of the Credit Agreement Amendment and Prudential Amendment is qualified in its entirety by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

99.1	Amendment No. 4 to Credit Agreement dated February 1, 2013 by and among Measurement Specialties, Inc., certain subsidiaries of Measurement Specialties, Inc., JPMorgan Chase Bank, N.A., Bank of America, N.A, HSBC Bank USA, N.A., Branch Banking & Trust Company, Credit Industriel et Commercial and PNC Bank.

99.2	Fourth Amendment to Note Purchase and Private Shelf Agreement dated February 1, 2013 by and among Measurement Specialties, Inc., certain subsidiaries of Measurement Specialties, Inc., and Prudential Insurance Company of America and the other note-holders party thereto.

99.3	Press release issued by Measurement Specialties, Inc., dated February 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

/s/ Mark Thomson
Mark Thomson
Chief Financial Officer

Date: February 1, 2013